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                                                                  EXHIBIT 10.2.2

                                                     WESTERN DIGITAL CORPORATION
                                                           ID: 33-0956711
                                                       20511 Lake Forest Drive
(WESTERN DIGITAL(R) LOGO)                            Lake Forest, CA 92630-7741

NOTICE OF GRANT OF STOCK OPTIONS
      AND OPTION AGREEMENT

((FN)) ((MN)) ((LN))                 OPTION NO.: ((NBR))
((AD1))                              PLAN:       1978 EMPLOYEE STOCK OPTION PLAN
((CTY)), ((ST)) ((Z))                ID:         ((ID))

Congratulations! Effective ((nbr)), you have been granted a(n) ((type)) Stock Option to buy ((X,XXX)) shares of Western Digital Corporation stock at $((price)) per share. These shares were granted under the 1978 Employee Stock Option Plan (the "Plan").

Shares in each period will become fully vested on the date shown.

Shares     Vest Type     Full Vest   Expiration
------   ------------   ----------   ----------
 X,XXX   On Vest Date   mm/dd/yyyy   mm/dd/yyyy
XX,XXX     Quarterly    mm/dd/yyyy   mm/dd/yyyy

This is a stock option agreement. By accepting these options, you are agreeing to the terms in this agreement and in the attached Standard Terms and Conditions for Options. Please read the attached documents. If you do not agree to these terms, you may promptly return this agreement to the Stock Plans Administrator.

A copy of the Plan, the Standard Terms and Conditions for Options and the Prospectus is available in the Company Library on the E*TRADE OptionsLink web site. The documents are also available on the Western Digital Intranet site under Legal.
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(WESTERN DIGITAL(R) LOGO)

Western Digital Corporation 20511 Lake Forest Drive
Lake Forest, California 92630 Telephone 949 672-7000

          STANDARD TERMS AND CONDITIONS FOR STOCK OPTIONS (EXECUTIVES)
                 Amended and Restated Employee Stock Option Plan

1.   OPTIONS SUBJECT TO EMPLOYEE STOCK OPTION PLAN.

The options (the "Options") listed in the attached Notice of Grant of Stock Options and Option Agreement (this "Notice") were issued under Western Digital Corporation's (the "Company's") Amended and Restated Employee Stock Option Plan (the "Plan"), and are subject to the terms and provisions thereof. To the extent any information in the Notice, the prospectus, or other information provided by the Company, or these Standard Terms and Conditions (these "Standard Terms") conflicts with the Plan, the terms and conditions of the Plan shall control. The holder of the Options is referred to herein as the "Participant". Capitalized terms not defined herein have the meanings set forth in the Plan.

2.   OPTION AGREEMENT.

Each Notice, including these Standard Terms, constitutes the Option Agreement with respect to the Options pursuant to Section 6.2 of the Plan.

3.   TYPE OF STOCK OPTIONS

The Notice states whether Options granted under the Plan are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the "Code"), or are non-qualified options.

4.   TERMINATION OF EMPLOYMENT, DISABILITY OR DEATH

In general, subject to Sections 5 and 11, Options shall be exercisable by the Participant (or his or her permitted successor in interest) following such Participant's termination of employment only to the extent that such Options had become exercisable on or prior to the date of such termination.

(a) Termination of Employment Generally. In the event the Participant ceases to be an employee of the Company and its subsidiaries for any reason (other than cause or retirement pursuant to Section 4 (c)) while still living, any Option or unexercised portion thereof granted to the Participant may, to the extent such Option was exercisable by the Participant on or prior to the date he or she ceased to be an employee (or is accelerated pursuant to Sections 5 and 11 to a date within three months of termination of employment), be exercised by the Participant within three months of the date on which he or she ceased to be an employee, but in any event not later than the date of expiration of the Options.

(b) Termination for Disability (other than Qualified Retirement). In the event of disability (as defined in Section 105(d)(4) of the Code) of the Participant, except for Participants who are Qualified Retirees pursuant to Section 4(c), while he or she is an employee of the Company or any of its subsidiaries or within not more than three months of the date on which he or she ceased to be an employee for any reason other than cause, any Option or unexercised portion thereof granted to the Participant may, to the extent such Option was exercisable by the Participant on or prior to the date of disability (or is accelerated pursuant to Sections 5 and 11 to a date within the period during which such Option may be exercised as set forth below), be exercised by the Participant or, if the Participant is then incapacitated, by the Participant's personal representatives, heirs, or legatees at any time prior to the later of
(i) one year from the date on which the Participant ceased to be an employee or
(ii) the latest date the Options could have been exercised by the Participant if not disabled, but in any event, not later than the date of expiration of the Options.

(c) Termination Due to Death or Qualified Retirement. Upon (i) the death of a Participant, or (ii) the retirement of a Participant who at the time of retirement is at least 55 years of age, and whose age plus total years of continuous service with the Company (as determined by the Committee in its sole discretion) totals at least 65 (both referred to herein as a "Qualified Retiree"), subject to the 6 month minimum vesting period described in Section
6.6 of the Plan, the period of exercise of all Options shall be accelerated and such Options
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shall be exercisable by the Qualified Retiree, or if the Qualified Retiree is
then deceased, by the Qualified Retiree's personal representatives, heirs or legatees, during a period ending on the earlier of three (3) years following such retirement or death, or the expiration date of the Options. In the event a Qualified Retiree provides services to a competitor of the Company as an employee, consultant, director, officer, representative, independent contractor or otherwise, or otherwise competes with the business of the Company, any unexercised Options shall be immediately cancelled and shall no longer be exercisable. In addition, in such event the Company shall have the right to recover any profits realized by such Qualified Retiree as a result of the exercise of Options during the six month period prior to the date such Qualified Retiree commenced providing such services to a competitor of the Company.

(d) Termination for Cause. Notwithstanding the foregoing, however, if the Participant's employment with the Company and its subsidiaries is terminated for cause, as determined by the Committee in its sole discretion, all Options held by the Participant shall expire on the date of termination of employment and thereafter shall not be exercisable in whole or in part.

5. MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS: ALTERATION OF VESTING AND EXERCISE PERIODS

Subject to the terms and conditions and within the specific limitations of the Plan, the Committee may modify, extend, or renew the Options, accept the surrender of the Options (to the extent not theretofore exercised), and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised) except that no such modification, extension or renewal shall result in a reduction in the exercise price applicable to the Options. Without limitation of the foregoing and notwithstanding anything in this Plan to the contrary, the Committee may at any time and from time to time in its discretion (i) designate shorter or longer periods than specified in the Option Agreement following the termination of Participant's employment with the Company or any of its subsidiaries or the Participant's death or disability during which the Participant may exercise options, provided, however, that any shorter periods determined by the Committee shall be effective only if determined at the time of the grant of the Option or if such shorter period is agreed to in writing by the Participant, and any longer periods may not extend beyond the original termination date of the Option; (ii) subject to the six-month minimum vesting period described in Section 6.6 of the Plan, accelerate vesting of the Option in whole or part by increasing the number of shares purchasable at any particular time, provided that no such acceleration shall increase the total number of shares for which the Option may be exercised; and (iii) extend the period after death or disability or termination of employment during which vesting of all or any portion of the Option that had not become exercisable on or prior to the date thereof may occur. Notwithstanding the foregoing, the Option shall not be modified in such a manner as to impair any rights of the Participant under the Option, or, if the Option is designated as an incentive stock option, to cause the Option to cease to qualify as such, without the consent of the Participant.

6.   EXERCISE OF OPTIONS

Unless otherwise permitted by the Committee, the Options must be exercised in accordance with the procedures outlined in the Company's "Exercise Procedures" booklet, which is available from the Stock Plan Administrator or online at Western Digital's intranet web site under "Legal Department."

7.   CHANGES IN CAPITAL STRUCTURE

Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Options and the exercise price of the Options, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company affecting the Common Stock of the Company. In the event of a liquidation of the Company, or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised portion of the Option shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute options in place thereof; provided, however, that, notwithstanding the foregoing, if the Option would otherwise be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, reorganization, or consolidation, to exercise the Option in whole or in part without regard to any installment exercise provisions in the Option Agreement. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, the determination of which in that respect shall be final, binding, and conclusive, provided that Options designated as incentive stock options shall not without the consent of the Participant be adjusted in a manner that causes the Option to fail to continue to qualify as such.
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8.   WITHHOLDING TAXES

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings, or other amounts are required by applicable law or governmental regulation to be withheld from Participant's salary, wages, or other remuneration in connection with the exercise of an Option, the Company may withhold from Participant's wages, if any, or the remuneration, or may require Participant to advance in cash to the Company, or to any affiliate of the Company which employs or employed Participant, the amount of such withholdings unless a different withholding arrangement, including share withholding or the use of previously owned shares of the Company' s common stock (which the Committee may require to have been held for at least six (6) months), is authorized by the Committee in its discretion (and permitted by law). If the fair market value of any shares of the Company's common stock withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Committee may condition the transfer of any shares of the Company's common stock or the lifting of any restrictions on any Option on the satisfaction by Participant of the foregoing withholding obligations.

9.   OTHER OPTION TERMS

The (i) number of Options, (ii) exercise price per share for the Options, (iii) date of grant of the Options, (iv) original vesting schedule for the Options, and (v) the expiration date of the Options are each as set forth in the Notice. Notwithstanding any other provision of these Standard Terms, no Option shall be exercisable after the expiration date set forth in the Notice.

10.  EXERCISE PRICE

Unless otherwise determined by the Committee, the exercise price of the options referenced in the Notice is not less than 100% of the Fair Market Value of the shares of Common Stock of the Company on the date the options were granted. For the purposes of the Notice, "Fair Market Value" of any share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the last reported sale price per share on such date on the principal exchange on which it is traded, or if no sale was made on such date on such principal exchange, at the closing reported bid price on such date on such exchange, or (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on the Nasdaq National Market on such date, or (c) if the Common Stock is not then listed on an exchange or quoted on the Nasdaq National Market, an amount determined in good faith by the Committee.

11.  CHANGE OF CONTROL

(a) Effect of Change of Control. Upon the occurrence of a Change of Control or a Change of Control Transaction (each as defined below), any portion of the Options not previously exercisable shall immediately vest and be exercisable; provided, however, that such acceleration shall be subject to the minimum 6 month vesting period described in Section 6.6 of the Plan.

(b) Definitions. Unless the Committee or the Board shall provide otherwise, "Change of Control" shall mean an occurrence of any of the following events: (a) any Person (other than an Exempt Person), alone or together with its Affiliates and Associates, including any group of Persons which is deemed a "person" under
Section 13(d)(3) of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), becomes the Beneficial Owner, directly or indirectly, of 33-1/3% or more of (i) the then-outstanding shares of the Company's common stock or (ii) securities representing thirty-three and one-third percent or more of the combined voting power of the Company's then-outstanding voting securities;
(b) a change, during any period of two consecutive years, of a majority of the Board as constituted as of the beginning of such period, unless the election, or nomination for election by the Company's stockholders, of each director who was not a director at the beginning of such period was approved by vote of at least two-thirds of the Incumbent Directors then in office (for purposes hereof, "Incumbent Directors" shall consist of the directors holding office as of the effective date of this Option Agreement and any person becoming a director subsequent to such date whose election, or nomination for election by the Company's stockholders, is approved by a vote of at least a majority of the Incumbent Directors then in office); (c) consummation of any merger, consolidation, reorganization or other extraordinary transactions (or series of related transactions) involving the Company which results in the stockholders of the Company having power to vote in the ordinary election of directors immediately prior to such transaction (or series of related transactions) failing to beneficially own at least a majority of the securities of the Company having the power to note in the ordinary election of directors which are outstanding after giving effect to such transaction (or series of related transactions); or (d) the stockholders of the Company approve a plan of complete liquidation of the Company or the sale of substantially all of the assets of the Company. "Change of Control Transaction" shall include any tender offer, offer, exchange offer, solicitation, merger, consolidation, reorganization or other transaction which is intended to or reasonably expected to result in a
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Change of Control. "Affiliate" and "Associate", when used with reference to any
Person, have the meaning given to such terms in Rule 12b-2 under the Exchange Act. A Person's "Beneficial Ownership" of securities shall be determined in accordance with, and a Person shall be deemed the "Beneficial Owner" in accordance with, the rules and regulations, including Rule 13d-3, of the Exchange Act; provided that no Person engaged in business as an underwriter of securities shall be deemed for purposes of this Plan as a Beneficial Owner of any securities acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition. "Exempt Person" means the Company, any Subsidiary, any employee benefit plan or employee stock plan of the Company or any Subsidiary (or any Person organized, appointed or established by the Company or any Subsidiary for or pursuant to the terms of any such plan). "Person" means an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or any other entity. "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the directors of such corporation (or other persons performing similar functions) are directly or indirectly Beneficially Owned by the Company.

12.  NONTRANSFERABILITY

No incentive stock options shall be transferable, except, upon the death of the Participant, by will or by the laws of descent and distribution. No nonqualified option granted under the Plan shall be assignable or transferable except (i) by will or by the laws of descent and distribution, or (ii) subject to the final sentence of this Section 12, upon dissolution of marriage pursuant to a property settlement or domestic relations order, or (iii) as permitted on a case-by-case basis in the discretion of, and subject to such conditions as may be imposed by, the Committee to permit transfers to immediate family members, family trusts or family foundations of the grantee under circumstances that would not adversely affect the interests of the Company. During the lifetime of the Participant, the Option shall be exercisable only by the Participant (or the Participant's permitted transferee) or his or her guardian or legal representative.

13.  COMPLIANCE WITH LAW

The obligation of the Company to sell, issue or deliver shares of its common stock under the Options is subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in the Participant's name or deliver any shares of its common stock prior to the completion of any registration or qualification of such shares under any federal, state or foreign law or any ruling or regulation of any government body which the Committee shall, in its sole discretion, determine to be necessary or advisable. The Plan constitutes an unfunded arrangement for key employees. No Option shall be exercisable unless a registration statement with respect to the Option is effective or the Company has determined that such registration is unnecessary. Unless the shares of the Company's common stock underlying the Options have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, the Participant may be required by the Company to give a representation in writing that the Participant is acquiring such shares of Company common stock for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, and the Company may issue stop transfer instructions to its transfer agent.

14.  NO RIGHT TO COMPANY EMPLOYMENT

Nothing in the Plan or as a result of the Options shall confer on the Participant any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate the Participant's employment at any time. The Committee has the sole right to interpret, amend, modify and/or discontinue the Plan or any awards, including the Options, or any of their terms or conditions.

15.  RIGHTS AS A STOCKHOLDER

Neither the Participant nor any beneficiary or other person claiming under or through the Participant shall have any right, title, interest or privilege in or to any shares of Company common stock subject to the Options except as to such shares, if any, as shall have been issued to such person upon exercise of the Options or any portion thereof.

16.  VENUE

Each of the parties hereto consents to the jurisdiction of any state or federal court located within the County of Orange, State of California, and irrevocably agrees that all actions or proceedings relating to this Notice shall be litigated in such courts, and each of the parties waives any objection which it may have based on personal
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jurisdiction, improper venue or forum non conveniens to the conduct of any such action or proceeding in any such court.

17.  GOVERNING LAW

The Notice, including these Standard Terms, shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

18.  ENTIRE AGREEMENT

The Notice, including these Standard Terms, and the Plan set forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior oral or written and contemporaneous oral discussion, agreement and understandings of any kind or nature.